The Royce Fund

Supplement to the Prospectus Dated May 1, 2013

Royce Global Value Fund

Effective today, W. Whitney George, Co-Chief Investment Officer, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by David A. Nadel. Mr. George has managed the Fund since its inception (2006-2013). Mr. Nadel served as assistant portfolio manager from the Fund’s inception until 2009 and served as co-manager of the Fund with Mr. George from 2009-October 21, 2013.

October 22, 2013

RGV-SUPP-1013